EXHIBIT 10.3

Imagen Biopharma, Inc.

SECURITIES PURCHASE AGREEMENT

This SECURITIES PURCHASE AGREEMENT (this “Agreement”), dated as of June 15, 2015, is made and entered into by and between Imagen Biopharma, Inc., a Delaware corporation with its principal executive offices located at 401 Wilshire Boulevard, Suite 1020 Santa Monica, CA 90401 (the “Company”), and each of the purchasers listed on Schedule A hereto (the “Purchasers”).

WHEREAS, the Company and the Purchasers are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by the rules and regulations as promulgated by the U.S. Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “Securities Act”);

WHEREAS, the Purchasers, severally and not jointly, desire to purchase and the Company desires to issue and sell to the Purchasers, in each case upon the terms and subject to the conditions set forth in this Agreement, up to an aggregate of 3,703,704 shares (the “Shares”) of common stock, $0.001 par value per share, of the Company (the “Common Stock”), at a purchase price of $2.70 per share (the “Per Share Purchase Price”) (the Common Stock is sometimes referred to herein as the “Securities”), which are being offered on a Minimum $8,000,000 and Maximum $10,000,000 basis;

WHEREAS, each Purchaser, severally and not jointly, wishes to purchase, upon the terms and conditions stated in this Agreement, such number of shares of Common Stock as is set forth immediately next to such Purchaser’s name on Schedule A hereto;

WHEREAS, simultaneously with the execution and delivery of this Agreement, the parties hereto are executing and delivering a Registration Rights Agreement, in the form attached hereto as Exhibit A (the “Registration Rights Agreement” and collectively with this Agreement, the Questionnaire (as defined below), the Escrow Agreement (as defined below), and the Registration Rights Agreement, the “Transaction Documents”) pursuant to which the Company has agreed to provide to the Purchasers certain registration rights under the Securities Act and the rules and regulations promulgated thereunder, and applicable state securities laws;

WHEREAS, the Company has engaged MDB Capital Group, LLC as its exclusive placement agent (the “Placement Agent”) for the offering contemplated hereby;

WHEREAS, the Company prepared a private placement memorandum, referred to as the “Memorandum” for use by the Placement Agent and the Purchasers, which describes the Company and certain conditions to the closing of the sale of the Securities, among other things.

NOW THEREFORE, in consideration of the foregoing and the representations, warranties, covenants and agreements herein contained, the Company and each Purchaser severally (and not jointly) hereby agree as follows:

1.          Purchase and Sale of Common Stock.

(a)          Purchase of Common Stock. Subject to the terms and conditions set forth in this Agreement, on the Closing Date (as defined below), the Company shall issue and sell to each Purchaser and each Purchaser, severally and not jointly, agrees to purchase from the Company such number of

Shares as is set forth next to such Purchaser’s name on Schedule A hereto for an aggregate purchase price of $43,200.00 (the “Aggregate Purchase Price”).

(b)          Closing Date. The date and time of the issuance and sale of the Shares pursuant to this Agreement (the “Closing Date”) shall be 3:00 p.m., New York time, on the day all of the conditions to closing set for in Section 6 and Section 7 below have been satisfied (or waived), or such other mutually agreed upon date and time. The closing of the transactions contemplated by this Agreement (the “Closing”) shall occur on the Closing Date at the executive offices of the Company, or at such other location as may be agreed to by the parties and may be undertaken remotely by facsimile or other electronic transmission.

(c)          Closing and Escrow. Unless other arrangements have been made between the Company and a specific Purchaser, on or prior to the Closing, each Purchaser shall deliver or cause to be delivered the following in accordance with the subscription procedures described in Section 1(d) below:

(i)          this Agreement and the Registration Rights Agreement, duly executed by such Purchaser;

(ii)         an amount equal to the Per Share Purchase Price multiplied by the number of Shares to be purchased by such Purchaser as set forth next to such Purchaser’s name on Schedule A hereto (such product, the “Subscription Amount”), in the form of a wire transfer to the Escrow Agent, in accordance with the Escrow Agent’s written instructions; and

(iii)        a fully completed and duly executed Questionnaire in the form attached as Exhibit B hereto (the “Questionnaire”).

The funds received pursuant to this Section 1(c)(ii) will be placed with U.S. Bank National Association, who will serve as escrow agent for the Closing (the “Escrow Agent”). At the Closing, as evidenced by a written certificate signed by the Company and the Placement Agent certifying that the conditions to closing hereon have been met, the Escrow Agent will deliver the applicable funds to the Company. If this Agreement is terminated, each Purchaser shall receive back its Subscription Amount promptly, without interest.

The Closing will not take place until all the Transaction Documents have been duly delivered as provided herein, the Company has received in escrow the Subscription Amount for all the Securities being sold to the Purchasers, and all of the conditions set forth in Section 6 and Section 7 below have been satisfied (or waived). Certificates evidencing the Securities may be delivered after the Closing, within a reasonable time.

(d)          Subscription Procedure. Each Purchaser shall deliver or cause to be delivered a duly executed copy of this Agreement, the Registration Rights Agreement, and a fully completed and duly executed Questionnaire to the Placement Agent at the following address: MDB Capital Group, LLC, Attention: Compliance Department, 401 Wilshire Blvd., Suite 1020, Santa Monica, CA 90401. Unless other arrangements have been made with a particular Purchaser, each Purchaser shall also deliver or cause to be delivered the Subscription Amount pursuant to Section 1(c)(ii) hereof.

(e)          Acceptance. This Agreement sets forth various representations, warranties, covenants and agreements of the Company and the Purchasers, as the case may be, all of which shall be deemed made, and shall be effective without further action by the Company and the Purchasers, immediately upon the Company’s acceptance of a Purchaser’s subscription and shall thereupon be binding upon the Company and the applicable Purchasers. Acceptance is evidenced only by execution of this Agreement by the Company on its signature page attached hereto, and the Company shall have no obligation hereunder to a Purchaser until the Company shall have delivered to such Purchaser an executed copy of this Agreement.

2.          Representations and Warranties of the Purchasers. Each Purchaser severally (and not jointly) represents and warrants to the Company solely as to such Purchaser that, as of the date hereof and as of the Closing Date:

(a)          Investment Purpose. The Securities to be acquired by such Purchaser are being acquired or will be acquired for investment for such Purchaser’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof in violation of the Securities Act, and such Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same in violation of the Securities Act. Such Purchaser does not presently have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Securities in violation of the Securities Act. Such Purchaser has not been formed for the specific purpose of acquiring the Securities.

(b)          Accredited Investor Status. Such Purchaser is an “accredited investor,” as that term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act (an “Accredited Investor”).

(c)          Reliance on Exemptions. Such Purchaser understands that the Securities are being offered and sold to it in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and such Purchaser’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of such Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of such Purchaser to acquire the Securities.

(d)          Information. Such Purchaser and its advisors, if any, have been furnished with the Memorandum and all materials relating to the business, financial condition, results of operations, management and operations of the Company and materials relating to the offer and sale of the Securities which have been requested by such Purchaser or its advisors, and considered all factors such Purchaser deems material in deciding on the advisability of investing in the Securities. Such Purchaser and its advisors, if any, have been afforded the opportunity to ask questions of the Company. Notwithstanding the foregoing representations, neither such inquiries nor any other due diligence investigation conducted by Purchaser or any of its advisors or representatives shall modify, amend or affect Purchaser’s right to rely on the Company’s representations and warranties contained in Section 3 below. To the extent that the Purchaser has received information that is not included in the Memorandum, other than information from an executive officer of the Company acting in their role as an executive officer, such Purchaser represents and warrants that such Purchaser did not rely on such information in making a decision to purchase the Shares.

(e)          No Governmental Review. Such Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Securities.

(f)          Restricted Securities. Such Purchaser understands that the Securities have not been registered under the Securities Act, by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of such Purchaser’s representations as expressed herein. Such Purchaser understands that the Securities are characterized as “restricted securities” under applicable U.S.

federal and state securities laws and that, pursuant to these laws, such Purchaser must hold the Securities indefinitely unless the Securities are subsequently registered with the Securities and Exchange Commission and qualified by state authorities, or an exemption from such registration and qualification requirements is available.

(g)          Legends. Such Purchaser understands that certificates evidencing the Securities may bear the following or substantially similar legends, reflecting the restricted nature of the Securities and the lock up to which the Purchaser has agreed in this Agreement:

The securities represented hereby have not been registered under the Securities Act of 1933, as amended, and may not be transferred, sold or otherwise disposed of except (i) pursuant to an effective registration statement under said act, (ii) unless sold or eligible to be sold pursuant to Rule 144 or 144A of said act, or (iii) an opinion of counsel reasonably satisfactory to the Company that registration is not required under said act. The securities may be pledged in connection with a bona fide margin account or other loan or financing arrangement secured by the securities.

The securities represented hereby are subject to an agreement between the holder and the Company whereby the holder will not attempt to sell the securities directly or indirectly prior to the 180 day period following an initial public offering by the Company of its securities for capital raising purposes.

(h)          Authorization; Enforcement. Each Transaction Document to which such Purchaser is a party: (i) has been duly and validly authorized by such Purchaser, (ii) has been duly executed and delivered by or on behalf of such Purchaser, and (iii) will constitute, upon execution and delivery by such Purchaser thereof and the Company, the valid and binding agreements of such Purchaser enforceable in accordance with their terms, except to the extent limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors’ rights and general principles of equity that restrict the availability of equitable or legal remedies.

(i)          Residency. If the Purchaser is an individual, then such Purchaser resides in the state or province identified on the signature pages hereto as the address for such Purchaser. If the Purchaser is a partnership, corporation, limited liability company or other entity, then the office or offices of such Purchaser identified on the signature pages hereto as the address of such Purchaser is the location of its principal place of business and such entity is duly organized in its state of formation.

(j)          Investment Experience. Such Purchaser is experienced in investments and business matters, has made investments of a speculative nature and has purchased securities of United States companies in private placements in the past, and, with its representatives, has such knowledge and experience in financial, tax and other business matters as to enable such Purchaser to utilize the information made available by the Company to evaluate the merits and risks of and to make an informed investment decision with respect to, the proposed purchase of the Securities, which represents a speculative investment. Such Purchaser is able to bear the economic risk of an investment in the Securities and is able to afford a complete loss of such investment.

(k)          Communication of Offer. Such Purchaser was contacted by either the Company or the Placement Agent with respect to a potential investment in the Securities. Purchaser, to its knowledge, is not purchasing the Securities as a result of any “general solicitation” or “general advertising,” as such terms are defined in Regulation D of the Securities Act, which includes, but is not limited to, any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or on the internet or broadcast over television, radio or the internet or presented at any seminar or any other general solicitation or general advertisement.

(l)          Brokers and Finders. Other than the Placement Agent with respect to the Company, no person will have, as a result of the transactions contemplated by this Agreement, any valid right, interest or claim against or upon the Company or any Purchaser for any commission, fee or other compensation pursuant to any agreement, arrangement or understanding entered into by or on behalf of such Purchaser. The Company has agreed to pay a commission and expense reimbursement to the Placement Agent in connection with the sale of the Securities. Such Purchaser acknowledges that it is purchasing the Securities directly from the Company and not from the Placement Agent.

(m)          FINRA. Such Purchaser (i) has had no position, office or other material relationship within the past three years with the Company or persons known to it to be affiliates of the Company, and (ii) if such Purchaser is a member of the Financial Industry Regulatory Authority (“FINRA”) or an associated person of a member of FINRA, such Purchaser, together with its affiliates and any other associated persons of such member of FINRA, does not, and as of the Closing will not, directly or indirectly have a beneficial interest (as determined under FINRA Rule 5130(i)(1)) of more than 50% of the outstanding voting securities of the Company.

3.          Representations and Warranties of the Company. The Company hereby represents and warrants to each Purchaser, severally and jointly, that, as of the date hereof and as of the Closing Date:

(a)          Organization and Qualification. The Company is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. The Company is not in violation or default of any of the provisions of its Certificate of Incorporation (as defined below), Bylaws (as defined below) or other organizational or charter documents. The Company is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not have or reasonably be expected to result in (i) a material adverse effect on the legality, validity or enforceability of any Transaction Document, (ii) a material adverse effect on the results of operations, assets, business or condition (financial or otherwise) of the Company, taken as a whole, or (iii) a material adverse effect on the Company’s ability to perform in any material respect on a timely basis its obligations under any Transaction Document (any of (i), (ii) or (iii), a “Material Adverse Effect”) and no Proceeding of which the Company has received written notice or otherwise has Knowledge (as defined below) has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

(b)          Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of each of the Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, its Board of Directors or the Company’s stockholders in connection therewith other than in connection with the Required Approvals (as defined below). Each Transaction Document to which the Company is a party has been (or upon the execution and delivery thereof by the Company will have been) duly executed by the Company and, when delivered in accordance with the terms hereof and thereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(c)          Capitalization. As of the date hereof, the authorized capital stock of the Company consists of 10,000,000 shares of preferred stock, $0.001 par value, of which no shares are issued and outstanding, 50,000,000 shares of Common Stock, $0.001 par value, of which 3,649,000 shares are issued and outstanding immediately prior to the Closing and the acquisition transactions. There are approximately 370,370 shares of common stock are reserved for issuance pursuant to the Company’s obligation to the Placement Agent to issue a warrant for such shares upon completion of the Closing. The Company does not currently have any employee equity award program, however, it plans to adopt one in the future and prior to any initial public offering. The Company has a contractual commitment to issue to the Albert Einstein Medical Center shares of Common Stock at the time of the IPO based on the then outstanding number of shares, on a fully diluted basis. All of the outstanding shares of capital stock are duly authorized, validly issued, fully paid and non-assessable and free of pre-emptive rights and were issued in compliance in all material respects with applicable state and federal securities law and any rights of third parties. No shares of capital stock of the Company are subject to preemptive rights or any other similar rights of the stockholders or any mortgage, lien, title claim, assignment, encumbrance, security interest, adverse claim, contract of sale, restriction on use or transfer or other defect of title of any kind, other than those arising under applicable securities laws (each, a “Lien”). The Certificate of Incorporation of the Company as in effect on the date hereof (“Certificate of Incorporation”) and the Company’s Bylaws, as in effect on the date hereof (the “Bylaws”) have been made available to the Purchasers.

(d)          Issuance of Shares. The Shares have been duly authorized and, when issued and paid for in accordance with the applicable Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens, with the holders being entitled to all rights accorded to a holder of Common Stock. Subject to the accuracy of the representations and warranties of the Purchasers in this Agreement, the offer and issuance by the Company of the Securities is exempt from registration under the Securities Act.

(e)          No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the other transactions contemplated hereby and thereby do not and will not: (i) conflict with or violate any provision of the Company’s Certificate of Incorporation, Bylaws or other organizational or charter documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of the Company, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company debt or otherwise) or other understanding to which the Company is a party or by which any property or asset of the Company is bound, or (iii) subject to the Required Approvals, conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject (including federal and state securities laws and regulations and the rules), or by which any property or asset of the Company is bound; except in the case of each of clauses (ii) and (iii), such as could not have and would not reasonably be expected to result in a Material Adverse Effect.

(f)          Absence of Litigation. There is no material action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the Knowledge of the Company, threatened against or affecting the Company, or any of its properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an “Action”) which adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Securities. Neither the Company, nor any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty.

(g)          Intellectual Property. The Company owns, or holds a valid and enforceable license to, all trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, original works, inventions, licenses, approvals, governmental authorizations, trade secrets, licenses, formulae, mask works, customer lists, internet domain names, know-how and other intellectual property, including trade secrets and other unpatented and/or un-patentable proprietary or confidential information, systems, procedures or registrations or applications relating to the same (collectively, “Intellectual Property”) in the manner described in the Memorandum. The Company owns valid title, free and clear of any Liens, or possesses the requisite valid and current licenses or rights, free and clear of any Liens, to use all Intellectual Property in connection with the conduct its business as now operated. Except as disclosed in the Memorandum, there is no claim or action by any person pertaining to, or proceeding pending, or to the Company’s Knowledge threatened, which challenges the right of the Company to use any Intellectual Property as such Intellectual Property is currently being used in the business. To the Company’s Knowledge, the Company’s current and intended products, services and processes do not infringe on any Intellectual Property or other rights held by any person, and the Company is unaware of any facts or circumstances which might give rise to any of the foregoing. Except as disclosed in the Memorandum, the Company has not received any notice of infringement of, or conflict with, the asserted rights of others with respect to the Intellectual Property. The Company has taken reasonable security measures to protect the secrecy, confidentiality and value of their Intellectual Property.

(h)          Tax Matters. Except for matters that would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect, the Company has (i) timely filed all necessary federal, state and foreign income and franchise tax returns, (ii) set aside on its books provision reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply and timely paid or accrued all taxes shown as due thereon, and, to the Company’s Knowledge no tax deficiency has been asserted or threatened against the Company. The Company has not received notice that any of its tax returns is presently being audited by any taxing authority.

(i)          Certain Transactions. Other than as disclosed in the Memorandum, none of the officers or directors of the Company nor any of its employees is presently a party to any transaction with the Company (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the Knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner, in each case in excess of $120,000, other than for (i) payment of salary or consulting fees for services rendered, (ii) reimbursement for expenses incurred on behalf of the Company and (iii) other employee benefits.

(j)          Disclosure. Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents and the Memorandum, the Company confirms that neither it nor any other Person acting on its behalf has provided any of the Purchasers or their agents or counsel with any information that it believes constitutes or might constitute material, nonpublic information. The Company understands and confirms that each of the Purchasers will rely on the foregoing representation in effecting the contemplated transaction in securities of the Company. All disclosure contained in the Memorandum, or furnished to the Purchaser by an executive officer of the Company acting in their role as an executive officer of the Company, regarding the Company, its business and the transactions contemplated hereby, including the schedules to this Agreement, is true and correct and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

(k)          No General Solicitation. Neither the Company nor any person acting on behalf of the Company has offered or sold any of the Securities by any form of general solicitation or general advertising. The Company has offered the Securities for sale only to the Purchasers and certain other “accredited investors” within the meaning of Rule 501 under the Securities Act.

(l)          No Integrated Offering. Neither the Company, nor any of its Affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the Securities to be integrated with prior offerings by the Company for purposes of the Securities Act which would require the registration of any such securities under the Securities Act.

(m)          No Brokers. The Company has taken no action which would give rise to any claim by any person for brokerage commissions, transaction fees or similar payments relating to this Agreement or the transactions contemplated hereby, other than to the Placement Agent.

(n)          Permits; Compliance. The Company possesses all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct its business, except where the failure to possess such permits could not reasonably be expected to result in a Material Adverse Effect (“Material Permits”), and the Company has not received any notice of proceedings relating to the revocation or modification of any Material Permit.

(o)          ERISA. There are no employee benefit plans maintained, established or sponsored by the Company, or in or to which the Company participates or contributes, which is subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”). The Company has made all required contributions and has no liability to any such employee benefit plan, other than liability for health plan continuation coverage described in Part 6 of Title I(B) of ERISA, and has complied with all applicable laws for any such employee benefit plan.

(p)          Title to Property. The Company has good and marketable title in fee simple to all real property owned by it and good title in all personal property owned by it that is material to the business of the Company free and clear of all Liens, except for Liens as do not materially affect the value of such property and do not materially interfere with the use currently made of such property by the Company and Liens for the payment of federal, state or other taxes, the payment of which it is not delinquent nor subject to penalties. Any real property and facilities held under lease by the Company is held by it under valid, subsisting and enforceable leases with which the Company is in material compliance.

(q)          Insurance. To the Knowledge of the Company, there is no circumstance currently existing that would result in the Company not being able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business and in compliance with its contractual obligations.

(r)          Questionable Payments. Neither the Company nor, to the Company’s Knowledge, any of its current or former directors, officers, employees, agents or other Persons acting on behalf of the Company, has on behalf of the Company or in connection with its business: (a) used any corporate funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity; (b) made any direct or indirect unlawful payments to any governmental officials or employees from corporate funds; (c) established or maintained any unlawful or unrecorded fund of corporate monies or other assets; (d) made any false or fictitious entries on the books and records of the Company; or (e) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment of any nature.

(s)          Investments in Other Persons. The Company has not made any loan or advanced to any Person, nor is it committed or obligated to make any such loan or advance. The Company does not own any capital stock, assets comprising the business of, obligations of, or any equity, or ownership in any Person.

(t)          No Investment Company. The Company is not, and is not an Affiliate of, and immediately after receipt of payment for the Securities, will not be or be an Affiliate of, an “investment company” an affiliate of an “investment company,” a company controlled by an “investment company” or an “affiliated person” of, or “promoter” or “principal underwriter” for, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

(u)          Material Contracts. Except as disclosed herein and in the Memorandum or as contemplated by this Agreement or another Transaction Document, there are no agreements, understandings, commitments, instruments, contracts, employment agreements, or proposed transactions or judgments (each, a “Material Agreement”) to which the Company is a party or by which it is bound which may involve obligations (contingent or otherwise), or a related series of obligations (contingent or otherwise), of, or payments, or a related series of payments, by the Company in excess of $250,000 in any one year. All Material Agreements are in full force and effect and constitute legal, valid and binding obligations of the Company and, to the Company’s Knowledge, are enforceable in accordance with their respective terms. To the Company’s Knowledge, neither the Company nor any other Person is in default under the terms of any Material Agreement, and no circumstance exists that would, with the giving of notice or the passage of time, constitute a default under any Material Agreement.

(v)         Employees. No material labor dispute exists nor, to the Knowledge of the Company, is threatened or imminent with respect to any of the employees of the Company which could reasonably be expected to result in a Material Adverse Effect. None of the Company’s employees is a member of a union that relates to such employee’s relationship with the Company, and the Company is not a party to a collective bargaining agreement, and the Company believes that its relationships with its employees are good. No executive officer is, or is expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement or non-competition agreement, or any other contract or agreement or any restrictive covenant in favor of any third party, and the continued employment of each such executive officer does not subject the Company to any liability with respect to any of the foregoing matters. The Company is in compliance with all U.S. federal, state, local and foreign laws and regulations relating to employment and employment practices, terms and conditions of employment and wages and hours, except where the failure to be in compliance could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(w)          Compliance. The Company is not (i) in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company), nor has the Company received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other Material Agreement to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) in violation of any order of any court, arbitrator or governmental body, or (iii) in violation of any statute, rule or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws applicable to its business and all such laws that affect the environment, except in each case as could not have or would not reasonably be expected to result in a Material Adverse Effect.

(x)          Filings, Consents and Approvals. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution of, delivery and performance by the Company of the Transaction Documents, other than the filing of Form D with the SEC and such filings as are required to be made under applicable state securities laws (the “Required Approvals”). Subject to the accuracy of the representations and warranties of each Purchaser set forth in Section 2 hereof, the Company has taken all action necessary to exempt (i) the issuance and sale of the Securities and (ii) the other transactions contemplated by the Transaction Documents from the provisions of any stockholder rights plan or other “poison pill” arrangement, any anti-takeover, business combination or control share law or statute binding on the Company or to which the Company or any of its assets and properties may be subject and any provision of the Company’s Certificate of Incorporation or Bylaws that is or could reasonably be expected to become applicable to the Purchasers as a result of the transactions contemplated hereby, including without limitation, the issuance of the Securities and the ownership, disposition or voting of the Securities by the Purchasers or the exercise of any right granted to the Purchasers pursuant to this Agreement or the other Transaction Documents.

(y)          Environmental Matters. The Company (A) is in compliance with all Environmental Laws (as defined below), (B) has received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct its business and (C) is in compliance with all terms and conditions of any such permit, license or approval where, in each of the foregoing clauses (A), (B) and (C), the failure to so comply could be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect. The term “Environmental Laws” means all federal, state, local or foreign laws relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata), including, without limitation, laws relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, or toxic or hazardous substances or wastes (collectively, “Hazardous Materials”) into the environment, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials, as well as all authorizations, codes, decrees, demands or demand letters, injunctions, judgments, licenses, notices or notice letters, orders, permits, plans or regulations issued, entered, promulgated or approved thereunder.

(z)          No Undisclosed Events, Liabilities, Developments or Circumstances. No event, liability, development or circumstance has occurred or exists, or is reasonably expected to exist or occur with respect to the Company or any of its businesses, properties, liabilities, operations (including results thereof) or condition (financial or otherwise), that (i) would be required to be disclosed by the Company under applicable securities laws on a registration statement on Form S-1 filed with the SEC relating to an issuance and sale by the Company of its Common Stock and which has not been disclosed to the Purchasers, (ii) would reasonably be expected to have a Material Adverse Effect on the Company or (iii) could have a material adverse effect on any Purchaser’s investment hereunder.

(aa)         Foreign Corrupt Practices. Neither the Company nor, to its Knowledge, any director, officer, agent, employee or other Person acting on behalf of the Company has, in the course of its actions for, or on behalf of, the Company (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii)

violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended; or (iv) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

(bb)         Indebtedness and Other Contracts. The Company, (i) does not have any outstanding Indebtedness (as defined below) in excess of $250,000, (ii) is not a party to any contract, agreement or instrument, the violation of which, or default under which, by the other party(ies) to such contract, agreement or instrument could reasonably be expected to result in a Material Adverse Effect, other than certain United States NIH grants and instruments entered into during the ordinary course of business, (iii) is not in violation of any term of, or in default under, any contract, agreement or instrument relating to any Indebtedness, except where such violations and defaults would not result, individually or in the aggregate, in a Material Adverse Effect, and (iv) is not a party to any contract, agreement or instrument relating to any Indebtedness, the performance of which, in the judgment of the Company’s officers, has or is expected to have a Material Adverse Effect. For purposes of this Agreement: (x) “Indebtedness” of any Person means, without duplication (A) all indebtedness for borrowed money, (B) all obligations issued, undertaken or assumed as the deferred purchase price of property or services (including, without limitation, “capital leases” in accordance with generally accepted accounting principles) (other than trade payables entered into in the ordinary course of business), (C) all reimbursement or payment obligations with respect to letters of credit, surety bonds and other similar instruments, (D) all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses, (E) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to any property or assets acquired with the proceeds of such indebtedness (even though the rights and remedies of the seller or bank under such agreement in the event of default are limited to repossession or sale of such property), (F) all monetary obligations under any leasing or similar arrangement which, in connection with generally accepted accounting principles, consistently applied for the periods covered thereby, is classified as a capital lease, (G) all indebtedness referred to in clauses (A) through (F) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any mortgage, claim, lien, tax, right of first refusal, pledge, charge, security interest or other encumbrance upon or in any property or assets (including accounts and contract rights) owned by any Person, even though the Person which owns such assets or property has not assumed or become liable for the payment of such indebtedness, and (H) all Contingent Obligations in respect of indebtedness or obligations of others of the kinds referred to in clauses (A) through (G) above; and (y) “Contingent Obligation” means, as to any Person, any direct or indirect liability, contingent or otherwise, of that Person with respect to any indebtedness, lease, dividend or other obligation of another Person if the primary purpose or intent of the Person incurring such liability, or the primary effect thereof, is to provide assurance to the obligee of such liability that such liability will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such liability will be protected (in whole or in part) against loss with respect thereto.

(cc)         U.S. Real Property Holding Corporation. The Company is not, nor has ever been, and so long as any of the Securities are held by any of the Purchasers, shall not become, a U.S. real property holding corporation within the meaning of Section 897 of the Internal Revenue Code of 1986, as amended, and the Company shall so certify upon any Purchaser’s request.

(dd)         Transfer Taxes. On the Closing Date, all stock transfer or other taxes (other than income or similar taxes) which are required to be paid in connection with the issuance, sale and transfer of the Securities to be sold to each Purchaser hereunder will be, or will have been, fully paid or provided for by the Company, and all laws imposing such taxes will be or will have been complied with.

(ee)         Bank Holding Company Act. The Company is not subject to the Bank Holding Company Act of 1956, as amended (the “BHCA”) and is not subject to regulation by the Board of Governors of the Federal Reserve System (the “Federal Reserve”). Neither the Company nor any of its Affiliates owns or controls, directly or indirectly, five percent (5%) or more of the outstanding shares of any class of voting securities or twenty-five percent (25%) or more of the total equity of a bank or any equity that is subject to the BHCA and to regulation by the Federal Reserve. Neither the Company nor of its Affiliates exercises a controlling influence over the management or policies of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve.

(ff)         Shell Company Status. The Company is not, and has never been, an issuer identified in, or subject to, Rule 144(i) promulgated under the Securities Act.

(gg)         Money Laundering. The Company is in compliance with, and has not previously violated, the USA Patriot Act of 2001 or any other applicable U.S. and non-U.S. anti-money laundering laws and regulations, including, but not limited to, the laws, regulations and Executive Orders and sanctions programs administered by the U.S. Office of Foreign Assets Control, including, but not limited, to (i) Executive Order 13224 of September 23, 2001 entitled, “Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism” (66 Fed. Reg. 49079 (2001)); and (ii) any regulations contained in 31 CFR, Subtitle B, Chapter V.

(hh)         Management. During the past five year period, no current or former officer or director or, to the Knowledge of the Company, stockholder of the Company has been the subject of:

(i)          a petition under bankruptcy laws or any other insolvency or moratorium law or the appointment by a court of a receiver, fiscal agent or similar officer for such Person, or any partnership in which such person was a general partner at or within two years before the filing of such petition or such appointment, or any corporation or business association of which such person was an executive officer at or within two years before the time of the filing of such petition or such appointment;

(ii)         a conviction in a criminal proceeding or a named subject of a pending criminal proceeding (excluding traffic violations);

(iii)        any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining any such person from, or otherwise limiting, the following activities:

1.          Acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the United States Commodity Futures Trading Commission or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity;

2.          Engaging in any type of business practice; or

3.          Engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of securities laws or commodities laws;

(iv)        any order, judgment or decree, not subsequently reversed, suspended or vacated, of any authority barring, suspending or otherwise limiting for more than 60 days the right of any such person to engage in any activity described in the preceding sub paragraph, or to be associated with persons engaged in any such activity;

(v)         a finding by a court of competent jurisdiction in a civil action or by any other governmental authority to have violated any securities law, regulation or decree and the judgment in such civil action or finding by a governmental authority has not been subsequently reversed, suspended or vacated; or

(vi)        a finding by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any federal commodities law, and the judgment in such civil action or finding has not been subsequently reversed, suspended or vacated.

(ii)         Public Utility Holding Act. The Company is not a “holding company,” or an “affiliate” of a “holding company,” as such terms are defined in the Public Utility Holding Act of 2005.

(jj)         Federal Power Act. The Company is not subject to regulation as a “public utility” under the Federal Power Act, as amended.

(kk)         No Additional Agreements. The Company does not have any agreement or understanding with any Purchaser with respect to the transactions contemplated by the Transaction Documents other than as specified in the Transaction Documents.

4.          Covenants. In addition to the other agreements and covenants set forth herein, unless otherwise consented to in writing by the Company and a majority in interest of the Purchasers, the applicable parties hereto hereby covenant as follows:

(a)          General Affirmative Obligations. The Company will furnish to the Purchaser and/or their assignees such information relating to the Company as is required by law, which is reasonably be requested by the Purchasers; provided, however, that the Company shall not be required to disclose material nonpublic information to the Purchaser, or to advisors to or representatives of the Purchaser, unless prior to disclosure of information the Company identifies the information as being material nonpublic information and provides the Purchasers such advisors and representatives with the opportunity to accept or refuse to accept the material nonpublic information for review and the Purchaser wishing to obtain such information enters into an appropriate confidentiality agreement with the Company, in the form prepared by the Company in its sole determination, with respect thereto.

(b)          Form D; Blue Sky Laws. The Company agrees to file a Form D with the SEC with respect to the Securities as required by Regulation D promulgated under the Securities Act. The Company shall also take such action as the Company shall reasonably determine is necessary to comply with all applicable securities or “blue sky” laws of the states of the United States.

(c)          Corporate Existence. Subject to appropriate shareholder action, the Company will use reasonable commercial efforts to maintain its corporate existence for at least two years after the date hereof, except in connection with a consolidation or merger of the Company with or into another corporation or any transfer of all or substantially all of the assets of the Company.

(d)          Sarbanes-Oxley Matters. When and if required to do so, the Company will comply with any and all applicable requirements of the Sarbanes-Oxley Act of 2002 and any and all

applicable rules and regulations promulgated by the SEC thereunder including, without limitation, implementing such programs and taking such steps as reasonably necessary to provide for compliance (not later than the relevant statutory and regulatory deadline therefor) with all provisions of Section 404 of the Sarbanes-Oxley Act of 2002.

(e)          No Integration. The Company shall not make any offers or sales of any security (other than the Securities) under circumstances that would require registration of the Securities being offered or sold hereunder under the Securities Act or cause the offering of the Securities to be integrated with any other offering of securities by the Company for the purpose of any stockholder approval provision applicable to the Company or its securities.

(f)          Financial Information. For two years after the date hereof, the Company agrees to send promptly the following to each Investor (as defined in the Registration Rights Agreement),unless the following are filed with or furnished to the SEC through EDGAR and are available to the public through the EDGAR system, a copy of its financial statements prepared on an unaudited basis, for its fiscal year and each fiscal quarter, if and when prepared, which will include any consolidated balance sheets, income statements, stockholders’ equity statements and/or cash flow statements, and copies of any notices and other information made available or given to the stockholders of the Company generally, contemporaneously with the making available or giving thereof to the stockholders.

(g)          Conduct of Business. The business of the Company shall not be conducted in violation of any law, ordinance or regulation of any Governmental Entity, except where such violations would not result, either individually or in the aggregate, in a Material Adverse Effect.

(h)          Passive Foreign Investment Company. The Company shall conduct its business in such a manner as will ensure that the Company will not be deemed to constitute a passive foreign investment company within the meaning of Section 1297 of the U.S. Internal Revenue Code of 1986, as amended.

(i)          Purchaser Lock-Up. In connection with an initial public offering of the Company’s securities, if any, each Purchaser hereby agrees not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any securities of the Company however or whenever acquired (other than those included in the registration statement of the initial public offering, if any) without the prior written consent of the managing or lead underwriter of such offering, for a period of one hundred and eighty (180) days from the effective date of such registration statement (the “Restricted Period”), and to the extent requested by the underwriter, each Purchaser shall, at the time of such offering, execute a separate, additional agreement reflecting these requirements binding on such Purchaser that are substantially consistent with this section; provided, however, that if during the last seventeen (17) days of the Restricted Period the Company issues an earnings release or material news or a material event relating to the Company occurs, or prior to the expiration of the Restricted Period the Company announces that it will release earnings results during the sixteen (16) day period beginning on the last day of the Restricted Period, then, upon the request of the managing underwriter, to the extent required by any FINRA rules, the restrictions imposed by this section shall continue to apply until the end of the third (3rd) trading day following the expiration of the fifteen (15) day period beginning on the issuance of such earnings release or the occurrence of the material news or material event. In no event will the Restricted Period extend beyond two hundred sixteen (216) days after the effective date of the registration statement (collectively the “Lock Up Period”). In order to enforce the restriction set forth above or any other restriction agreed to by a Purchaser including, without limitation, any restriction requested by the underwriters of any initial public offering of the securities of the Company, the Company may impose stop-transfer instructions with respect to any security acquired under or subject to this Agreement until the end of the applicable Lock Up Period. The Company’s underwriters shall be third-party beneficiaries of the agreement set forth in this section.

Each Purchaser agrees that prior to an initial public offering by the Company it will not transfer securities of the Company unless each transferee agrees in writing to be bound by all of the provisions of this section, provided that this section shall not apply to transfers pursuant to a registration statement. If the Purchaser is permitted to make any transfer of the Securities during the Lock Up Period, it shall be a condition to the transfer that (A) the transferee executes and delivers to the Placement Agent and the Company not later than one business day prior to such transfer, a written agreement, in substantially the form of this section and otherwise satisfactory in form and substance to the Placement Agent and the Company, and (B) if the undersigned is required to file a report under Section 16(a) of the Securities Exchange Act of 1934, as amended, reporting a reduction in beneficial ownership of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock by the undersigned during the Lock-Up Period, the undersigned shall include a statement in such report to the effect that such transfer or distribution is not a transfer for value and that such transfer is being made as a gift or by will or intestacy, as the case may be.

5.          Register; Transfer Agent Instructions; Legends.

(a)          Register. The Company shall maintain at its principal executive offices (or such other office or agency of the Company as it may designate by notice to each holder of Securities), a register for the Shares and shall record the name and address of the Person the Shares have been issued (including the name and address of each transferee, to the extent it is appropriately notified of transfers) and held by such Person. The Company shall keep the register open and available at all times during normal business hours for inspection of any Purchaser or its legal representatives so long as a Purchaser continues to hold any Shares.

(b)          Legend Removal. In connection with any sale or disposition of the Shares by a Purchaser pursuant to Rule 144 or pursuant to any other exemption or registration under the Securities Act such that the purchaser acquires freely tradable shares and upon compliance by the Purchaser with the requirements of this Agreement, the Company shall or, in the case of Common Stock, shall cause the transfer agent for the Common Stock (the “Transfer Agent”) to issue replacement certificates representing the Securities sold or disposed of without restrictive legends, at the Company’s sole expense, provided that the Purchaser has provided at its sole expense (1) a customary representation by the Purchaser that Rule 144 applies to the shares of Common Stock represented thereby, or (2) a statement by the Purchaser that such Purchaser has sold the shares of Common Stock represented thereby in accordance with a plan of distribution contained in the registration statement, if any, used in connection with the sale or disposition.

6.          Conditions to the Company’s Obligation to Sell. The obligation of the Company hereunder to issue and sell the Securities to a Purchaser at the Closing is subject to the satisfaction, at or before the Closing Date of each of the following conditions, provided that these conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion:

(a)          The applicable Purchaser shall have executed this Agreement and the Registration Rights Agreement, and delivered the same to the Company.

(b)          The applicable Purchaser shall have delivered the Subscription Amount in accordance with Section 1(d) above.

(c)          The representations and warranties of the applicable Purchaser shall be true and correct in all material respects, and the applicable Purchaser shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement and the other Transaction Documents to be performed, satisfied or complied with by the applicable Purchaser at or prior to the Closing Date.

(d)          No litigation, statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement and the other Transaction Documents.

7.          Conditions to Each Purchaser’s Obligation to Purchase. The obligation of each Purchaser hereunder to purchase the Securities at the Closing is subject to the satisfaction, at or before the Closing Date of each of the following conditions, provided that these conditions are for such Purchaser’s sole benefit and may be waived by such Purchaser at any time in its sole discretion:

(a)          The Company shall have executed and delivered to such Purchaser this Agreement and each other Transaction Document to which the Company is a party.

(b)          The Company shall have delivered instructions to the Transfer Agent to deliver, as the case may be, to such Purchaser or the Placement Agent, either book entry evidence of the Securities purchased at the Closing or a stock certificate of the Company, recording each Purchaser as the holder of record of the number of Shares of Common Stock set forth opposite such Purchaser’s name on Schedule A, which stock certificate may be delivered after the Closing. Whether the evidence of ownership will be in book entry or certificate form is in the discretion of the Company.

(c)          The representations and warranties made by the Company in Section 3 hereof qualified as to materiality shall be true and correct at all times prior to and on the Closing Date, except to the extent any such representation or warranty expressly speaks as of an earlier date, in which case such representation or warranty shall be true and correct as of such earlier date, and, the representations and warranties made by the Company in Section 3 hereof not qualified as to materiality shall be true and correct in all material respects at all times prior to and on the Closing Date, except to the extent any such representation or warranty expressly speaks as of an earlier date, in which case such representation or warranty shall be true and correct in all material respects as of such earlier date. The Company shall have performed in all material respects all obligations and covenants herein required to be performed by it on or prior to the Closing Date.

(d)          The Company shall have obtained any and all consents, permits, approvals, registrations and waivers as necessary or appropriate for consummation of the purchase and sale of the Securities and the consummation of the other transactions contemplated by the Transaction Documents, all of which shall be in full force and effect, and the Company will have made all pre-Closing filings under the Blue Sky laws.

(e)          The Company shall have received Subscription Amounts or signed, enforceable agreements for Subscription Amounts, aggregating at least $8,000,000 million from the sale of the Securities as contemplated hereby.

(f)          No judgment, writ, order, injunction, award or decree of or by any court, or judge, justice or magistrate, including any bankruptcy court or judge, or any order of or by any governmental authority, shall have been issued, and no action or proceeding shall have been instituted by any governmental authority, enjoining or preventing the consummation of the transactions contemplated hereby or in the other Transaction Documents.

(g)          No event shall have occurred which would reasonably be expected to have a Material Adverse Effect on the Company.

(h)          The Company shall have delivered a Certificate, executed on behalf of the Company by its Chief Executive Officer or its Chief Financial Officer, dated as of the Closing Date, certifying to the fulfillment of the conditions of this Section 7.

(i)          The Company shall have paid or made arrangements to pay to the Placement Agent all cash compensation due upon the Closing and shall have issued and delivered or made arrangements to issue and deliver to the Placement Agent a seven year warrant, in a form reasonably satisfactory to the Placement Agent, representing the right to purchase shares of Common Stock of the Company in an amount of up to 10% of the number of Shares sold to the Purchasers and as otherwise required by the terms and conditions of the agreement between the Company and the Placement Agent relating to the transactions contemplated herein.

8.          Termination of Obligations to Effect Closing; Effects. The obligations of the Company, on the one hand, and the Purchasers, on the other hand, to effect the Closing shall terminate as follows:

(a)          Upon the mutual written consent of the Company and all of the Purchasers;

(b)          By the Company if any of the conditions of the Purchaser set forth in Section 8 shall have become incapable of fulfillment, and shall not have been waived by the Company;

(c)          By a Purchaser (with respect to itself only) if any of the conditions of the Company set forth in Section 7 shall have become incapable of fulfillment; or

(d)          By either the Company or any Purchaser (with respect to itself only) if the Closing has not occurred on or prior to June 30, 2015;

provided, however, (i) the right to terminate this Agreement under this Section 8 shall not be available to such Purchaser if the failure of the transactions contemplated by this Agreement to have been consummated by such date is the result of such Purchaser’s breach of this Agreement and (ii) the abandonment of the sale and purchase of the Securities shall be applicable only to such Purchaser providing such written notice, provided, further, that, except in the case of clause (a) above, the party seeking to terminate its obligation to effect the Closing shall not then be in breach of any of its representations, warranties, covenants or agreements contained in this Agreement or the other Transaction Documents if such breach has resulted in the circumstances giving rise to such party’s seeking to terminate its obligation to effect the Closing.

In the event of termination by the Company or any Purchaser of its obligations to effect the Closing pursuant to this Section 8, written notice thereof shall forthwith be given to the other Purchasers by the Company and the other Purchasers shall have the right to terminate their obligations to effect the Closing upon written notice to the Company and the other Purchasers. Nothing in this Section 8 shall be deemed to release any party from any liability for any breach by such party of the terms and provisions of this Agreement or the other Transaction Documents or to impair the right of any party to compel specific performance by any other party of its obligations under this Agreement or the other Transaction Documents.

9.          Governing Law; Jurisdiction; Waiver of Jury Trial.

(a)          This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of California without regard to the choice of law principles thereof. Each of the parties hereto irrevocably submits to the exclusive jurisdiction of the courts of the State of California located in Los Angeles County and the United States District Court for the Southern District of California for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Agreement and the transactions contemplated hereby. Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Agreement. Each of the parties hereto irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court. Each party hereto irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. EACH OF THE PARTIES HERETO WAIVES ANY RIGHT TO REQUEST A TRIAL BY JURY IN ANY LITIGATION WITH RESPECT TO THIS AGREEMENT AND REPRESENTS THAT COUNSEL HAS BEEN CONSULTED SPECIFICALLY AS TO THIS WAIVER.

10.         Miscellaneous.

(a)          Counterparts; Signatures by Facsimile. This Agreement may be executed in one or more counterparts (with the Purchasers each executing the counterpart in the form of Annex A hereto). Each of such counterparts shall be deemed an original, and all of which shall, when taken together, constitute one and the same agreement, and shall become effective when counterparts have been signed by each party and delivered to the other party. This Agreement, once executed by a party (including in the manner described above), may be delivered to the other party hereto by facsimile or other electronic transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

(b)          Headings; Gender. The headings of this Agreement are for convenience and reference only and shall not form part of, or affect the interpretation of, this Agreement. Unless the context clearly indicates otherwise, each pronoun herein shall be deemed to include the masculine, feminine, neuter, singular and plural forms thereof. The terms “including,” “includes,” “include” and words of like import shall be construed broadly as if followed by the words “without limitation.” The terms “herein,” “hereunder,” “hereof” and words of like import refer to this entire Agreement instead of just the provision in which they are found.

(c)          Severability. If any provision of this Agreement is prohibited by law or otherwise determined to be invalid or unenforceable by a court of competent jurisdiction, the provision that would otherwise be prohibited, invalid or unenforceable shall be deemed amended to apply to the broadest extent that it would be valid and enforceable, and the invalidity or unenforceability of such provision shall not affect the validity of the remaining provisions of this Agreement so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties. The parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s).

(d)          Entire Agreement; Amendments. This Agreement, the other Transaction Documents and the instruments, documents, exhibits and schedules referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor any Purchaser makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be amended other than by an instrument in writing signed by the Company and the Required Holders and (I) if on or prior to the Closing Date, all the Purchasers or (II) if after the Closing Date, the Required Holders (but all the Purchasers with respect to any amendment of Section 1(b), Schedule A or Section 10 hereof), and any amendment to any provision of this Agreement made in conformity with the provisions of this Section 10(d) shall be binding on all Purchasers and holders of Securities, as applicable, provided that no such amendment shall be effective to the extent that it (1) applies to less than all of the holders of the Securities then outstanding or (2) imposes any obligation or liability on any Purchaser without such Purchaser’s prior written consent (which may be granted or withheld in such Purchaser’s sole discretion). Neither the Company nor the Purchasers make any representation or warranty as to any matter of fact except as expressly contained in this Agreement or the other Transaction Agreements. No waiver shall be effective unless it is in writing and signed by an authorized representative of the waiving party, provided that after the Closing Date, the Required Holders may waive any provision of this Agreement (other than Section 1(b) or this Section 10), and any waiver of any provision of this Agreement made in conformity with the provisions of this Section 10(d) shall be binding on all Purchasers and holders of Securities, as applicable, provided that no such waiver shall be effective to the extent that it (1) applies to less than all of the holders of the Securities then outstanding (unless a party gives a waiver as to itself only) or (2) imposes any obligation or liability on any Purchaser without such Purchaser’s prior written consent (which may be granted or withheld in such Purchaser’s sole discretion). “Required Holders” means (i) prior to the Closing Date, each Purchaser entitled to purchase Shares at the Closing and (ii) on or after the Closing Date, holders of a majority of all Registrable Securities (excluding any Registrable Securities held by the Company) issued or issuable hereunder (or the Purchasers, with respect to any waiver or amendment of Section 1(b)).

(e)          Notices. Any notices required or permitted to be given under the terms of this Agreement shall be sent by certified or registered mail (return receipt requested) or delivered personally or by courier (including a recognized overnight delivery service) or by facsimile transmission and shall be effective five days after being placed in the mail, if mailed by regular United States mail, or upon receipt, if delivered personally or by courier (including a recognized overnight delivery service) or by facsimile transmission, with printed confirmation of receipt, in each case addressed to a party. The addresses for such communications shall be:

If to the Company:

Imagen Biopharma, Inc.

401 Wilshire Boulevard, 1020

Santa Monica, CA 90401

Attention: Amy Wang, Secretary

Telephone: (310) 526-5035

Facsimile:

If to a Purchaser:	To the address and fax number set forth immediately below such Purchaser’s name on the counterpart signature pages hereto.

With copy to (which will not constitute notice):

MDB Capital Group, LLC

401 Wilshire Blvd., Suite 1020

Santa Monica, California 90401

Attention: Compliance Department

Telephone: (310) 526-5006

Facsimile: (310) 526-5020

Each party shall provide notice to the other party of any change in address, telephone or facsimile number (including, if a Purchaser is holding any Securities purchased hereunder in street name, the address, telephone and facsimile of the beneficial owner of such Securities), and each Purchaser and its assignees under Section 10(f) acknowledge and agree that such parties must provide such notice and contact information promptly (but in any event within 30 days of any change in such information or assignment of any rights hereunder).

(f)          Successors and Assigns. Except as provided herein, this Agreement may not be assigned by a party hereto without the prior written consent of the Company or the Purchasers, as applicable. The provisions of this Agreement shall inure to the benefit of and be binding upon the respective permitted successors and assigns of the parties. Without limiting the generality of the foregoing, in the event that the Company is a party to a merger, consolidation, share exchange or similar business combination transaction in which the Common Stock is converted into the equity securities of another Person, from and after the effective time of such transaction, such Person shall, by virtue of such transaction, be deemed to have assumed the obligations of the Company hereunder, the term “Company” shall be deemed to refer to such Person and the term “Shares” shall be deemed to refer to the securities received by the Purchasers in connection with such transaction. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

(g)          Survival; Indemnification.

(i)          The representations and warranties of the Company set forth in Section 3 hereof shall survive the Closing. The representations and warranties of each Purchaser set forth in Section 2 shall survive the Closing.

(ii)         The Company agrees to indemnify and hold harmless each Purchaser and its Affiliates and their respective stockholders, partners, members, directors, officers, trustees, members, managers, employees and agents and direct or indirect investors and any of the foregoing Persons’ agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) and their respective successors and assigns (collectively, the “Indemnitees”), from and against any and all losses, claims, damages, liabilities and expenses (including without limitation reasonable attorney fees and disbursements and other expenses incurred in connection with investigating, preparing or defending any action, claim or proceeding, pending or threatened and the costs of enforcement thereof) (collectively, “Losses”) to which such Person may become subject as a result of (a) any misrepresentation or breach of representation, warranty, covenant or agreement made by or to be performed on the part of the Company under the Transaction Documents, or (b) any cause of action, suit or claim brought or made against such Indemnitee by a third party (including for these purposes a derivative action brought on behalf of the Company) and arising out of or resulting from (i) the execution, delivery, performance or enforcement of any of the Transaction Documents, (ii) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of the issuance of the Securities, or (iii) the status of such Purchaser or holder of the Securities as an investor in the Company pursuant to the transactions contemplated by the Transaction Documents, and will reimburse any such Person for all such amounts as they are incurred by such Person. To the extent that the foregoing undertaking by the

Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Losses which is permissible under applicable law. Except as otherwise set forth herein, the mechanics and procedures with respect to the rights and obligations under this Section 10(g) shall be the same as those set forth in Section 6 of the Registration Rights Agreement.

(h)          Further Assurances. Each party hereto shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

(i)          Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party. No specific representation or warranty shall limit the generality or applicability of a more general representation or warranty. Each and every reference to share prices, shares of Common Stock and any other numbers in this Agreement that relate to the Common Stock shall be automatically adjusted for stock splits, stock combinations and other similar transactions that occur with respect to the Common Stock after the date of this Agreement.

(j)          Independent Nature of Purchasers’ Obligations and Rights. The obligations of each Purchaser under the Transaction Documents are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under any Transaction Document. Nothing contained herein or in any other Transaction Document, and no action taken by any Purchaser pursuant hereto or thereto, shall be deemed to constitute the Purchasers as, and the Company acknowledges that the Purchasers do not so constitute, a partnership, an association, a joint venture or any other kind of group or entity, or create a presumption that the Purchasers are in any way acting in concert or as a group or entity with respect to such obligations or the transactions contemplated by the Transaction Documents or any matters, and the Company acknowledges that the Purchasers are not acting in concert or as a group, and the Company shall not assert any such claim, with respect to such obligations or the transactions contemplated by the Transaction Documents. The decision of each Purchaser to purchase Securities pursuant to the Transaction Documents has been made by such Purchaser independently of any other Purchaser. Each Purchaser acknowledges that no other Purchaser has acted as agent for such Purchaser in connection with such Purchaser making its investment hereunder and that no other Purchaser will be acting as agent of such Purchaser in connection with monitoring such Purchaser’s investment in the Securities or enforcing its rights under the Transaction Documents. The Company and each Purchaser confirms that each Purchaser has independently participated with the Company in the negotiation of the transactions contemplated hereby with the advice of its own counsel and advisors. Each Purchaser shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement or out of any other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose. The use of a single agreement to effectuate the purchase and sale of the Securities contemplated hereby was solely in the control of the Company, not the action or decision of any Purchaser, and was done solely for the convenience of the Company and not because it was required or requested to do so by any Purchaser. It is expressly understood and agreed that each provision contained in this Agreement and in each other Transaction Document is between the Company and a Purchaser, solely, and not between the Company and the Purchasers collectively and not between and among the Purchasers.

(k)          Definitions. In addition to those terms defined above and elsewhere in this Agreement, for the purposes of this Agreement, the following terms shall have the meanings set forth below:

“Affiliate” means, with respect to any Person, any other Person which directly or indirectly through one or more intermediaries Controls, is controlled by, or is under common Control with, such Person.

“Company’s Knowledge,” “Knowledge of the Company” and words of similar import means the actual knowledge of the executive officers (as defined in Rule 405 under the Securities Act) of the Company, after due inquiry.

“Control” (including the terms “controlling”, “controlled by” or “under common control with”) means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Person” means an individual, corporation, partnership, limited liability company, trust, business trust, association, joint stock company, joint venture, sole proprietorship, unincorporated organization, governmental authority or any other form of entity not specifically listed herein.

[Remainder of page intentionally left blank; signature pages follow.]

IN WITNESS WHEREOF, the undersigned Purchasers and the Company have caused this Securities Purchase Agreement to be duly executed as of the date first above written.

Imagen Biopharma, Inc.

By:
Name:
Title:

PURCHASERS:

The Purchasers executing the Signature Page in the form attached hereto as Annex A and delivering the same to the Company or its agents shall be deemed to have executed this Agreement and agreed to the terms hereof.

Annex A

Securities Purchase Agreement

Purchaser Counterpart Signature Page

The undersigned, desiring to: (i) enter into that certain Securities Purchase Agreement, dated June 15, 2015 (the “Agreement”), between the undersigned, Imagen Biopharma, Inc., a Delaware corporation (the “Company”), and the other parties thereto, in or substantially in the form furnished to the undersigned and (ii) purchase the securities of the Company appearing next to the undersigned’s name on Schedule A to the Agreement, on the terms and subject to conditions contained therein, hereby agrees to purchase such securities from the Company as of the Closing and further agrees to join the Agreement as a party thereto, with all the rights and privileges appertaining thereto, and to be bound in all respects by the terms and conditions thereof.

IN WITNESS WHEREOF, the undersigned has executed the Agreement as of ______________.

PURCHASER:

Name, Address, Phone No., Email and Social Security No./EIN of Purchaser:

Phone No.:

Email.:

Soc. Sec. No./EIN:

If a partnership, corporation, trust or other business entity:

By:
Name:
Title:

If an individual:

Signature